J. & W. SELIGMAN & CO.
                                  INCORPORATED


                                                              January 13, 2000



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC  20549


                  Re: Seligman Portfolios, Inc.
                      File No. 033-15253
                      -------------------------


Dear Sir or Madam:

     Enclosed for filing, pursuant to Rule 497(e) under the Securities Act of 1933, is the prospectus of each of Seligman Henderson Global Technology Portfolio and Seligman Small-Cap Value Portfolio, each a portfolio of Seligman Portfolios, Inc.

                                              Very truly yours,

                                              /s/ Julie L. Wilson

                                              Julie L. Wilson
                                              Vice President
                                              Law & Regulation


JLW:jw

                                                          SELIGMAN
                                             ---------------------
                                                  PORTFOLIOS, INC.


                                                SELIGMAN HENDERSON
                                                 GLOBAL TECHNOLOGY
                                                         PORTFOLIO


                           SEEKING LONG-TERM CAPITAL

                           APPRECIATION BY INVESTING

                           IN COMPANIES IN TECHNOLOGY

                             AND TECHNOLOGY-RELATED

                          INDUSTRIES AROUND THE WORLD


The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.


                               [GRAPHIC OMITTED]


                                   PROSPECTUS

                                  MAY 1, 1999

                                    -------

                                   MANAGED BY

                              [SELIGMAN MONOGRAM]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SPGT1 5/99

TABLE OF CONTENTS

THE FUND AND THE PORTFOLIO
      OVERVIEW OF THE FUND    P-1
      INVESTMENT OBJECTIVE    P-1
      PRINCIPAL INVESTMENT STRATEGIES    P-1
      PRINCIPAL RISKS    P-2
      PAST PERFORMANCE    P-3
      MANAGEMENT OF THE FUND    P-4
      YEAR 2000    P-5
      EURO CONVERSION    P-6

SHAREHOLDER INFORMATION
      PRICING OF FUND SHARES    P-7
      HOW TO PURCHASE AND SELL SHARES    P-7
      DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS    P-7
      TAXES    P-7

FINANCIAL HIGHLIGHTS    P-8

FOR MORE INFORMATION    BACK COVER




TIMES CHANGE ... VALUES ENDURE

THE FUND AND THE PORTFOLIO

OVERVIEW OF THE FUND

The Fund consists of 15 separate and distinct portfolios. This Prospectus contains information about Seligman Henderson Global Technology Portfolio.

The Portfolio is offering its shares only to separate accounts (Accounts) of participating insurance companies to fund benefits of variable annuity contracts (Contracts). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocations rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 65% of its assets in equity securities of US and non-US companies with business operations in technology and technology-related industries.

The Portfolio may invest in companies domiciled in any country. The Portfolio generally invests in several countries in different geographic regions.

The Portfolio may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Portfolio. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small to medium size, and the Portfolio may invest in these companies as well.

The investment managers seek to identify those technology companies that they believe have the greatest prospects for future growth, no matter what their country of origin. The Portfolio combines in-depth research into individual companies with macro analysis. The investment managers look for attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment managers look for companies that they believe display one or more of the following:

          o    Robust growth prospects

          o    High profit margins

          o Attractive valuation relative to earnings forecasts or other valuation criteria (e.g., return on equity)

          o    Quality management and equity ownership by executives

          o Unique competitive advantages (e.g., market share, proprietary products)

          o    Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may be susceptible to factors affecting technology and technology-related industries, and the Portfolio's net asset value may fluctuate more than a portfolio that invests in a wider range of portfolio securities. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial or managerial resources. These risks may be heightened for technology companies in foreign markets.

The Portfolio seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of one of the Portfolio's investments may offset potential gains from other investments.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Options or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Portfolio's expenses.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of a single share of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

The returns presented in the bar chart and table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.


                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

[BAR CHART OMITTED]

                                  1997        19.53%
                                  1998        36.80%


               Best quarter return: 33.28% - quarter ended 12/31/98 Worst quarter return: -15.54% - quarter ended 9/30/98

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                                           ONE   SINCE INCEPTION
                                                          YEAR       5/1/96
                                                          ----   ---------------

Seligman  Henderson Global  Technology  Portfolio        36.80%     22.02%

MSCI World Index                                         24.80      17.87(1)

Lipper Global Funds Average                              14.06      12.98(1)

Lipper Science & Technology Funds Average                52.55      25.95(1)

The Lipper Global Funds Average, Lipper Science & Technology Funds Average, and the Morgan Stanley Capital International World Index (MSCI World Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Fund Average and the Lipper Science & Technology Fund Average exclude the effect of sales charges and the MSCI World Index excludes the effect of fees and sales charges.

(1) From April 30, 1996.

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.

Established in 1864, Seligman currently serves as manager to 18 US registered investment companies, which offer more than 50 investment portfolios with approximately $21.1 billion in assets as of March 31, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 1999 of approximately $9.6 billion.

The Portfolio pays Seligman a management fee for its services, equal to an annual rate of 1.00% of the average daily net assets of the Portfolio.

PORTFOLIO MANAGEMENT

The Portfolio is co-managed by the Seligman Technology Team and Henderson Investment Management Limited, subadviser to the Portfolio.

The Seligman Technology Team is headed by Mr. Paul H. Wick. Mr. Wick, a Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a Director of Seligman in November 1997. Mr. Wick also manages the Communications and Information Portfolio of the Fund; and he manages Seligman Communications and Information Fund, Inc. and co-manages Seligman Henderson Global Technology Fund, a series of Seligman Henderson Global Fund Series, Inc.

Mr. Brian Ashford-Russell, a Vice President of the Fund, has been Co-Portfolio Manager of the Portfolio since its inception. Mr. Ashford-Russell has been a Portfolio Manager with Henderson plc since February 1993. Mr. Ashford-Russell also co-manages Seligman Henderson Global Technology Fund, a series of Seligman Henderson Global Fund Series, Inc.

Mr. Wick and Mr. Ashford-Russell have responsibility for directing the domestic and international investments, respectively, of the Portfolio.

THE FUND'S SUBADVISER

The Fund's subadviser is Henderson Investment Management Limited (HIML), 3 Finsbury Avenue, London EC2M 2PA. HIML, established in 1984, is a wholly owned subsidiary of Henderson plc, a United Kingdom corporation. Henderson plc is a subsidiary of AMP Limited, an Australian life insurance and financial services company. HIML provides investment advice, research and assistance with respect to the non-US investments of the Portfolio.

Seligman pays HIML a fee for its services in respect of the Portfolio based on the assets under HIML's supervision. This fee does not affect the fees paid by the Portfolio.

Prior to July 1, 1998, Seligman Henderson Co. served as subadviser to the Fund. Seligman Henderson Co. was founded in 1991 as a general partnership between Seligman and Henderson International, Inc., a wholly owned subsidiary of Henderson plc.

YEAR 2000

As the millennium approaches, mutual funds, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds, the Fund relies upon service providers and their computer systems for its day-to-day operations. Many of the Fund's service providers in turn depend upon computer systems of their vendors. Seligman and SDC have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Fund's other service providers and vendors. The team is comprised of several information technology and business professionals as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of Seligman. The Project Manager and other members of the team also report to the Board of Directors of the Fund and its Audit Committee.

The team has identified the service providers and vendors who furnish critical services or software systems to the Fund, including securities firms that execute portfolio transactions for the Fund and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Fund. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans - recovery efforts the team will employ in the event that year 2000 issues adversely affect the Fund. The team anticipates finalizing these plans in the near future.

The Fund anticipates the team will implement all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Fund believes that the critical systems on which it relies will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Fund's critical service providers are not successful in implementing their year 2000 plans, the Fund's operations may be adversely affected, including pricing, securities trading and settlement, and the provision of shareholder services.

In addition, the Fund may hold securities of issuers whose underlying business leaves them susceptible to year 2000 issues. The Fund may also hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, are also susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Fund holds these securities, the Fund's performance could be negatively affected. Seligman seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available. Further, the Fund may be adversely affected if the domestic or foreign exchanges, markets, depositories, clearing agencies, or governments or third parties responsible for infrastructure needs do not address their year 2000 issues in a satisfactory manner.

SDC has informed the Fund that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Fund will not pay to remediate the systems of Seligman or bear directly the costs to remediate the systems of any other service providers or vendors, other than SDC.

EURO CONVERSION

On January 1, 1999, 11 of the 15 member countries in the European Union adopted the "euro" as a common legal currency. For European issuers, and other entities with significant markets or operations in Europe (whether or not in the participating countries), the euro conversion may create strategic challenges as these entities adapt to a single transnational currency.

The Fund, Seligman, and HIML are monitoring the changing marketplace in Europe to seek to identify investment opportunities created by the euro and avoid investments that may adversely affect the performance of the Portfolio. Despite these efforts, the Portfolio's performance may be adversely affected if the issuers of securities that are purchased, held, or sold by the Portfolio do not adapt to the potential changes in the European marketplace as a result of the euro. For example, the euro will likely result in greater price transparency (making it more difficult for businesses to charge different prices for the same products on a country-by-country basis), thereby creating a more competitive marketplace in Europe. As a result, European issuers and other issuers with significant markets or operations in Europe (whether or not in the participating countries), may be adversely affected if they do not respond to this new competitive marketplace by cutting costs and streamlining operations. Further, any participating country may opt out of the euro within the first three years. A participating country may decide to opt out of the euro for several reasons, including high unemployment, lack of economic growth, or frustration with the lack of unity in the participating countries' economies. The risk of one or more participating countries opting out of the euro is enhanced by the participating countries' lack of control over their own monetary policies as they have delegated this function to the European Central Bank. Issuers in a participating country, as well as other issuers globally, may be adversely impacted in the event that a participating country terminates its participation in the euro or the euro itself collapses due to disagreements among the governments of the participating countries.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

When you buy or sell shares, you do so at the Portfolio's net asset value (NAV) next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), it will be executed at the Portfolio's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Portfolio's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by the Portfolio are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

HOW TO PURCHASE AND SELL SHARES

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocations rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission (SEC) determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested in additional shares, at NAV, of the Portfolio.

TAXES

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

FINANCIAL HIGHLIGHTS

The table below is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single share of the Portfolio that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. Ernst & Young LLP, independent auditors, have audited this information. Their report, along with the Portfolio's financial statements, is included in the Fund's annual report, which is available upon request.


                                                      Year ended
                                                     December 31,      5/1/96+
                                                   ----------------      to
                                                    1998      1997    12/31/96
                                                   ------    ------    ------
PER SHARE DATA:*
Net asset value, beginning of period ............  $10.59    $10.32    $10.00
                                                   ------    ------    ------
Income from investment operations:
  Net investment income** .......................   (0.05)     0.01        --
  Net gains or losses on securities
    (both realized and unrealized) ..............    3.81      2.15      0.30
  Net gains or losses on foreign currency
    transactions (both realized
    and unrealized) .............................    0.11     (0.19)     0.10
                                                   ------    ------    ------
Total from investment operations ................    3.87      1.97      0.40
                                                   ------    ------    ------
Less distributions:
  Dividends from net investment income ..........      --     (0.01)       --
  Distributions from capital gains ..............   (0.61)    (1.69)    (0.08)
                                                   ------    ------    ------
Total distributions .............................   (0.61)    (1.70)    (0.08)
                                                   ------    ------    ------
Net asset value, end of period ..................  $13.85    $10.59    $10.32
                                                   ======    ======    ======
TOTAL RETURN: ...................................   36.80%    19.53%     4.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ........  $6,130    $3,686    $1,364
Ratio of expenses to average net assets** .......    1.40%     1.40%     1.40%++
Ratio of net income to average net assets** .....   (0.43)%    0.12%     0.60%++
Portfolio turnover rate .........................   82.27%   167.36%    45.04%

----------
*  Per share amounts are calculated based on average shares outstanding.
** Seligman and Seligman Henderson Co. (HIML for periods after 7/1/98) voluntarily waived a portion of the management fees and/or reimbursed expenses for the Portfolio. These amounts reflect the effect of these waivers and/or reimbursements. There is no assurance that Seligman or HIML will continue this policy in the future.
+  Commencement of operations.
++ Annualized.

[955}


FOR MORE INFORMATION

--------------------------------------------------------------------------------

The following information is available without charge upon request: Call toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

STATEMENT OF ADDITIONAL INFORMATION (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this prospectus.

ANNUAL/SEMI-ANNUAL REPORTS contain additional information about the Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

--------------------------------------------------------------------------------


                            SELIGMAN ADVISORS, INC.

                                AN AFFILIATE OF

                              [SELIGMAN MONOGRAM]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864


Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-5221

                                               SELIGMAN
                                     ------------------
                                       PORTFOLIOS, INC.


                                               SELIGMAN
                                        SMALL-CAP VALUE
                                              PORTFOLIO


The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.


An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.


                               [GRAPHIC OMITTED]


                                   PROSPECTUS

                                  MAY 1, 1999

                                    -------

                                A VALUE APPROACH
                              TO SEEKING LONG-TERM
                              CAPITAL APPRECIATION



                                   MANAGED BY

                              [SELIGMAN MONOGRAM]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SPSCV1 5/99

TABLE OF CONTENTS

THE FUND AND THE PORTFOLIO
      OVERVIEW OF THE FUND    P-1
      INVESTMENT OBJECTIVE    P-1
      PRINCIPAL INVESTMENT STRATEGIES    P-1
      PRINCIPAL RISKS    P-2
      PAST PERFORMANCE    P-2
      MANAGEMENT OF THE FUND    P-3
      YEAR 2000    P-4
      EURO CONVERSION    P-5

SHAREHOLDER INFORMATION
      PRICING OF FUND SHARES    P-6
      HOW TO PURCHASE AND SELL SHARES    P-6
      DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS    P-6
      TAXES    P-6

FINANCIAL HIGHLIGHTS    P-7

FOR MORE INFORMATION    BACK COVER




TIMES CHANGE ... VALUES ENDURE

THE FUND AND THE PORTFOLIO

OVERVIEW OF THE FUND

The Fund consists of 15 separate and distinct portfolios. This Prospectus contains information about Seligman Small-Cap Value Portfolio.

The Portfolio is offering its shares only to separate accounts (Accounts) of participating insurance companies to fund benefits of variable annuity contracts (Contracts). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocations rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 65% of its total assets in the common stocks of "value" companies with small market capitalization (up to $1 billion) at the time of purchase by the Portfolio.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

          o    A low price-to-earnings and/or low price-to-book ratio

          o    Positive change in senior management

          o    Positive corporate restructuring

          o    Temporary setback in price due to factors that no longer exist

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests and continually monitors portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

The Portfolio invests primarily in equity-related securities of domestic issuers. These securities may include common stock, preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund's Board of Directors may change the parameters by which small market capitalization is defined if they conclude such a change is appropriate.


PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio's performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Portfolio may invest more heavily in certain industries that the investment manager believes offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PAST PERFORMANCE

The Portfolio commenced operations on May 1, 1998 and has not completed a full calendar year's performance. Therefore, no performance information is provided for the Portfolio.

MANAGEMENT OF THE FUND

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.

Established in 1864, Seligman currently serves as manager to 18 US registered investment companies, which offer more than 50 investment portfolios with approximately $21.1 billion in assets as of March 31, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 1999 of approximately $9.6 billion.

The Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets, as follows: 1.00% on first $500 million; .90% on next $500 million; and .80% thereafter. For the period ended December 31, 1998, the Portfolio paid Seligman a management fee equal to an annual rate of 1.00% of its average daily net assets.

PORTFOLIO MANAGEMENT

The Portfolio is managed by the Seligman Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen joined Seligman in January 1998 as a Managing Director. He is a Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Prior to joining Seligman, Mr. Eigen was Senior Managing Director, Chief Investment Officer and Director of Equity Investing at Bear Stearns Asset Management. Mr. Eigen also manages the Seligman Large-Cap Value Portfolio of the Fund; and he manages the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund, the two series of Seligman Value Fund Series, Inc.

Mr. Richard S. Rosen co-manages the Portfolio. Mr. Rosen joined Seligman in January 1998 as a Senior Vice President, Investment Officer. Prior to joining Seligman, Mr. Rosen was a Managing Director and Portfolio Manager at Bear Stearns Asset Management. Mr. Rosen also co-manages the Seligman Large-Cap Value Portfolio of the Fund; and he co-manages the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund, the two series of Seligman Value Fund Series, Inc.

YEAR 2000

As the millennium approaches, mutual funds, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds, the Fund relies upon service providers and their computer systems for its day-to-day operations. Many of the Fund's service providers in turn depend upon computer systems of their vendors. Seligman and SDC have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Fund's other service providers and vendors. The team is comprised of several information technology and business professionals as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of Seligman. The Project Manager and other members of the team also report to the Board of Directors of the Fund and its Audit Committee.

The team has identified the service providers and vendors who furnish critical services or software systems to the Fund, including securities firms that execute portfolio transactions for the Fund and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Fund. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans - recovery efforts the team will employ in the event that year 2000 issues adversely affect the Fund. The team anticipates finalizing these plans in the near future.

The Fund anticipates the team will implement all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Fund believes that the critical systems on which it relies will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Fund's critical service providers are not successful in implementing their year 2000 plans, the Fund's operations may be adversely affected, including pricing, securities trading and settlement, and the provision of shareholder services.

In addition, the Fund may hold securities of issuers whose underlying business leaves them susceptible to year 2000 issues. The Fund may also hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, are also susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Fund holds these securities, the Fund's performance could be negatively affected. Seligman seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available. Further, the Fund may be adversely affected if the domestic or foreign exchanges, markets, depositories, clearing agencies, or governments or third parties responsible for infrastructure needs do not address their year 2000 issues in a satisfactory manner.

SDC has informed the Fund that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Fund will not pay to remediate the systems of Seligman or bear directly the costs to remediate the systems of any other service providers or vendors, other than SDC.

EURO CONVERSION

On January 1, 1999, 11 of the 15 member countries in the European Union adopted the "euro" as a common legal currency. For European issuers, and other entities with significant markets or operations in Europe (whether or not in the participating countries), the euro conversion may create strategic challenges as these entities adapt to a single transnational currency.

The Fund, Seligman, and HIML are monitoring the changing marketplace in Europe to seek to identify investment opportunities created by the euro and avoid investments that may adversely affect the performance of the Portfolio. Despite these efforts, the Portfolio's performance may be adversely affected if the issuers of securities that are purchased, held, or sold by the Portfolio do not adapt to the potential changes in the European marketplace as a result of the euro. For example, the euro will likely result in greater price transparency (making it more difficult for businesses to charge different prices for the same products on a country-by-country basis), thereby creating a more competitive marketplace in Europe. As a result, European issuers and other issuers with significant markets or operations in Europe (whether or not in the participating countries), may be adversely affected if they do not respond to this new competitive marketplace by cutting costs and streamlining operations. Further, any participating country may opt out of the euro within the first three years. A participating country may decide to opt out of the euro for several reasons, including high unemployment, lack of economic growth, or frustration with the lack of unity in the participating countries' economies. The risk of one or more participating countries opting out of the euro is enhanced by the participating countries' lack of control over their own monetary policies as they have delegated this function to the European Central Bank. Issuers in a participating country, as well as other issuers globally, may be adversely impacted in the event that a participating country terminates its participation in the euro or the euro itself collapses due to disagreements among the governments of the participating countries.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

When you buy or sell shares, you do so at the Portfolio's net asset value (NAV) next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), it will be executed at the Portfolio's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Portfolio's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by the Portfolio are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

HOW TO PURCHASE AND SELL SHARES

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocations rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission (SEC) determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested in additional shares, at NAV, of the Portfolio.

TAXES

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

FINANCIAL HIGHLIGHTS

The table below is intended to help you understand the Portfolio's performance for the period of the Portfolio's operations. Certain information reflects financial results for a single share of the Portfolio that was held throughout the period shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio. Total return does not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. Ernst & Young LLP, independent auditors, have audited this information. Their report, along with the Portfolio's financial statements, is included in the Fund's annual report, which is available upon request.


                                                                      5/1/98+
                                                                        to
                                                                     12/31/98
                                                                     --------
PER SHARE DATA:*
Net asset value, beginning of period ..............................   $10.00
                                                                      ------
Income from investment operations:
  Net investment income** .........................................    (0.02)
  Net gains or losses on securities
   (both realized and unrealized) .................................    (1.73)
                                                                      ------
Total from investment operations ..................................    (1.75)
                                                                      ------
Less distributions:
  Distributions from capital gains ................................    (0.94)
                                                                      ------
Total distributions ...............................................    (0.94)
                                                                      ------
Net asset value, end of period ....................................   $ 7.31
                                                                      ======
TOTAL RETURN: .....................................................   (17.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..........................   $2,469
Ratio of expenses to average net assets** .........................     1.00%++
Ratio of net income to average net assets** .......................    (0.34)%++
Portfolio turnover rate ...........................................    73.87%

----------
*  Per share amounts are calculated based on average shares outstanding.
** Seligman voluntarily reimburses total expenses (including the management fee) that exceed 1.00% of the Portfolio's net assets. These amounts reflect the effect of this waiver. There is no assurance that Seligman will continue this policy in the future.
+  Commencement of operations.
++ Annualized.

FOR MORE INFORMATION


--------------------------------------------------------------------------------

The following information is available without charge upon request: Call toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

STATEMENT OF ADDITIONAL INFORMATION (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this prospectus.

ANNUAL/SEMI-ANNUAL REPORTS contain additional information about the Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

--------------------------------------------------------------------------------


                            SELIGMAN ADVISORS, INC.

                                AN AFFILIATE OF

                              [SELIGMAN MONOGRAM]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864


Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-5221